Exhibit 10.11
***** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO
SHOP YOUR WAY RETAIL ESTABLISHMENT AGREEMENT

THIS FIRST AMENDMENT ("First Amendment") is effective as of October 31, 2014 (the "Amendment Effective Date"), and modifies and amends that certain Shop Your Way Retail Establishment Agreement dated as of April 4, 2014 (the "Agreement") by and between Sears Holdings Management Corporation ("SHMC") and Lands' End, Inc. ("LE").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SHMC and LE (individually or collectively referred to as

•	the "Party" or "Parties") agree as follows:

1.	Surprise Points Fees. The Parties hereby agree to amend the Agreement by substituting the following for Section B of Exhibit 2:

"B. Surprise Points Fee. The Surprise Points Fee will be [*****] for every thousand (1,000) Surprise Points redeemed in LE Formats; provided that, from November 2, 2014 until May 2, 2015, the Surprise Points Fee shall be [*****] for every thousand (1,000) Surprised Points redeemed in LE Formats. SHMC, in its sole discretion, shall thereafter have the right (but no obligation) to reduce the Surprise Points Fee during the remainder of the term."

2. Effective Date of Fees. Notwithstanding the Effective Date of the Agreement, the Parties hereby acknowledge and agree that the Points Issuance and Redemption Fees described in Exhibit 2 of the Agreement went into effect as of February 1, 2014.

3.Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings given to them in the Agreement.

4.
Interpretation. Except as expressly amended herein; the Agreement shall continue in full force and effect, in accordance with its terms, without any waiver, amendment or other modification of any provision thereof. In the event of a conflict between any term or condition of the Agreement and this First Amendment, this First Amendment shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the Effective Date.

SEARS HOLDINGS MANAGEMENT		LANDS' END, INC.
CORPORATION:

By:	/s/ Michael Anderson	By:	/s/ Michael A. Holahan
Name:	Michael Anderson	Name:	Michael A. Holahan
Title:	VP, SYW	Title:	Vice President Marketing

[*****] Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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